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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (No. 333-39958) and S-8 (No. 333-36228, 333-95933,
333-95279, and 333-87553) of Critical Path, Inc. of our report dated August 18, 2000 relating to the financial statements of PeerLogic, Inc., which appears in this Current Report on Form 8-K/A.


/s/ PricewaterhouseCoopers LLP

San Francisco, CA
November 16, 2000